UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2006

ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On April 6, 2006, the Board of Directors of etrials Worldwide, Inc. (the “Company”) approved an amendment to the Code of Ethics of the Company. The amendment was approved, because when the Company’s original Code of Ethics was adopted the Company was a shell company with limited operations. With the merger that occurred on Friday 9, 2006, the Board of Directors determined that more specific procedures for administering the Code of Ethics are advisable in view of the number of employees acquired in the merger. No changes to the standards of ethical conduct required by the Code of Ethics were made by this amendment. A copy of the Code of Ethics, as amended, is furnished as Exhibit 14.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

Exhibit	Description
14.1	Code of Ethics approved on April 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2006	etrials Worldwide, Inc.

	By:	/s/ John Cline
	Name:	John Cline
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
14.1	Code of Ethics approved on April 6, 2006.